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Exhibit 99.1

American International Group, Inc., and Subsidiaries

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

September 30, 2010

		Pro Forma Adjustments(a)
							Pro Forma Recapitalization
(in millions)	Historical	AIA		ALICO		Subtotal			Pro Forma
Assets:
Investments:
Fixed maturity securities:
Bonds available for sale, at fair value	$296,198	$(57,734)		$—		$238,464	$—		$238,464
Bond trading securities, at fair value	28,849	(2,498)		—		26,351	—		26,351
Equity securities:
Common and preferred stock available for sale, at fair value	11,266	(6,366)		—		4,900	—		4,900
Common and preferred stock trading, at fair value	5,486	(5,267)		8,874	(b)	9,093	—		9,093
Other investments	135,453	(9,431)		(181	)(c)	137,425	—		137,425
		11,770	(b)
		(186	)(c)

Total investments	477,252	(69,712)		8,693		416,233	—		416,233

Premiums and other receivables, net of allowance	17,035	(644)		—		16,391	—		16,391
Reinsurance assets, net of allowance	24,515	(95)		—		24,420	—		24,420
Deferred policy acquisition costs	25,300	(10,617)		—		14,683	—		14,683
Current and deferred income taxes	53	(1,474)		67		(1,354)	—		(1,354)
Other assets	34,759	(2,738)		—		32,021	(4,718	)(d)	26,949
							(354	)(k)
Separate account assets, at fair value	58,209	(7,300)		—		50,909	—		50,909
Assets held for sale	234,842	—		(113,135)		121,707	—		121,707

Total assets	$871,965	$(92,580)		$(104,375)		$675,010	$(5,072)		$669,938

Liabilities:
Liability for unpaid claims and claims adjustment expense	$86,297	$—		$—		$86,297	$—		$86,297
Future policy benefits for life and accident and health insurance contracts	78,655	(47,825)		—		30,830	—		30,830
Policyholder contract deposits	135,545	(13,716)		—		121,829	—		121,829
Other liabilities	79,307	(10,055)		190	(e)	69,442	(390	)(d)	68,942
							(110	)(k)
Federal Reserve Bank of New York credit facility	20,470	(20,017	)(d)	(453	)(d)	—	—		—
Other long-term debt	93,419	(517)		—		92,902	(5,586	)(k)	87,316
Separate account liabilities	58,209	(7,300)		—		50,909	—		50,909
Liabilities held for sale	209,323	—		(97,834)		111,489	—		111,489

Total liabilities	761,225	(99,430)		(98,097)		563,698	(6,086)		557,612

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	2,027	(1,182)		(95)		750	—		750
Redeemable noncontrolling nonvoting, callable, junior preferred interests held by Department of Treasury	—	—		—		—	19,415	(h)	19,415
AIG shareholders' equity:
Preferred stock
Series E preferred stock	41,605	—		—		41,605	(41,605	)(i)	—
Series F preferred stock	7,378	—		—		7,378	(7,378	)(h)(i)	—
Series C preferred stock	23,000	—		—		23,000	(23,000	)(i)	—
Series G preferred stock; 20,000 shares issued; liquidation value $0(j)	—	—		—		—	—		—
Common stock	354	—		—		354	4,156	(k)(i)	4,510
Treasury stock, at cost	(873)	—		—		(873)	—		(873)
Additional paid-in capital	5,864	—		—		5,864	73,279	(k)(i)	79,143
Accumulated deficit	(14,486)	12,538	(f)	3,021	(f)	1,207	(4,328	)(d)	(3,444)
		134					(110	)(k)
							(213	)(l)
Accumulated other comprehensive income	18,000	(4,385)		(2,079)		11,536	—		11,536

Total AIG shareholders' equity	80,842	8,287		942		90,071	801		90,872

Noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	25,955			(6,753	)(g)	19,202	(19,415	)(h)	—
							213	(l)
Other	1,916	(69)		(191)		1,289	—		1,289
		(186	)(c)	(181	)(c)

Total noncontrolling interests	27,871	(255)		(7,125)		20,491	(19,202)		1,289

Total equity	108,713	8,032		(6,183)		110,562	(18,401)		92,161

Total liabilities and equity	$871,965	$(92,580)		$(104,375)		$675,010	$(5,072)		$669,938

See Note 3 to the Pro Forma Condensed Consolidated Financial Statements.

American International Group, Inc., and Subsidiaries

Pro Forma Condensed Consolidated Statement of Income (Unaudited)

Nine Months Ended September 30, 2010

		Pro Forma Adjustments(a)
							Pro Forma Recapitalization
(dollars in millions, except per share data)	Historical	AIA		ALICO		Subtotal			Pro Forma
Revenues:
Premiums and other considerations	$35,931	$(7,353)		$—		$28,578	$—		$28,578
Net investment income	15,469	(2,879)		(19	)(b)	12,606	—		12,606
		35	(b)
Net realized capital gains (losses):
Net other-than-temporary impairments on available for sale securities recognized in income from continuing operations	(1,992)	66		—		(1,926)	—		(1,926)
Other realized capital gains	510	(425)		—		85	—		85

Total net realized capital losses	(1,482)	(359)		—		(1,841)	—		(1,841)
Other income	5,696	(3)		—		5,693	—		5,693

Total revenues	55,614	(10,559)		(19)		45,036	—		45,036

Benefits, claims and expenses:
Policyholder benefits and claims incurred	30,747	(6,592)		—		24,155	—		24,155
Policy acquisition and other insurance expenses	11,168	(1,925)		—		9,243	—		9,243
Interest expense	5,334	(2,907	)(c)	—		2,427	(248)		2,179
Other expenses	4,567	(64)		(7)		4,496	—		4,496

Total benefits, claims and expenses	51,816	(11,488)		(7)		40,321	(248)		40,073

Income from continuing operations before income tax expense (benefit)	3,798	929		(12)		4,715	248		4,963
Income tax expense (benefit)	1,044	(1,441)		177		(220)	—		(220)

Income from continuing operations	2,754	2,370		(189)		4,935	248		5,183

Less:
Net income from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	1,415	—		—		1,415	(1,415	)(d)	—
Redeemable noncontrolling nonvoting, callable, junior preferred interests held by the Department of Treasury	—	—		—		—	760	(e)	760
Other	243	(124)		(19	)(b)	135	—		135
		35	(b)

Net income from continuing operations attributable to AIG	$1,096	$2,459		$(170)		$3,385	$903		$4,288

Income from continuing operations per common share attributable to AIG:(f)
Basic	$1.63								$2.38
Diluted	$1.63								$2.38
Weighted average shares outstanding:
Basic	135,788,053						1,662,349,000		1,798,137,053
Diluted	135,855,328						1,662,349,000		1,798,204,328

See Note 4 to the Pro Forma Condensed Consolidated Financial Statements.

American International Group, Inc., and Subsidiaries

Pro Forma Condensed Consolidated Statement of Loss (Unaudited)

Year Ended December 31, 2009

		Pro Forma Adjustments(a)
						Pro Forma Recapitalization
(dollars in millions, except per share data)	Historical	AIA		ALICO	Subtotal			Pro Forma
Revenues:
Premiums and other considerations	$51,239	$(9,264)		$—	$41,975	$—		$41,975
Net investment income	18,987	(5,218)		10 (b)	13,594	—		13,594
		(185	)(b)
Net other-than-temporary impairments on available for sale securities recognized in loss from continuing operations	(5,780)	(372)		—	(6,152)	—		(6,152)
Other realized capital gains (losses)	570	(66)		—	504	—		504

Total net realized capital losses	(5,210)	(438)		—	(5,648)	—		(5,648)
Other income	10,632	(4)		—	10,628	—		10,628

Total revenues	75,648	(15,109)		10	60,549	—		60,549

Benefits, claims and expenses:
Policyholder benefits and claims incurred	50,015	(10,419)		—	39,596	—		39,596
Policy acquisition and other insurance expenses	15,864	(2,528)		—	13,336	—		13,336
Interest expense	13,701	(1,369	)(c)	—	12,332	(325	)(g)	12,007
Other expenses	9,838	(21)		(11)	9,806	—		9,806

Total benefits, claims and expenses	89,418	(14,337)		(11)	75,070	(325	)(g)	74,745

Income (loss) from continuing operations before income tax expense (benefit)	(13,770)	(772)		21	(14,521)	325		(14,196)
Income tax expense (benefit)	(1,489)	(1,065)		(849)	(3,403)	—		(3,403)

Income (loss) from continuing operations	(12,281)	293		870	(11,118)	325(g	)	(10,793)

Less:
Net income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	140	—		—	140	(140	)(d)	—
Redeemable noncontrolling nonvoting, callable, junior preferred interests held by the Department of Treasury	—	—		—	—	207	(e)	207
Other	(1,576)	11		10 (b)	(1,740)	—		(1,740)
		(185	)(b)

Net income (loss) from continuing operations attributable to AIG	$(10,845)	$467		$860	$(9,518)	$258		$(9,260)

Loss from continuing operations per common share attributable to AIG:(f)
Basic	$(89.72)							$(5.15)
Diluted	$(89.72)							$(5.15)
Weighted average shares outstanding:
Basic	135,324,896					1,662,349,000		1,797,673,896
Diluted	135,324,896					1,662,349,000		1,797,673,896

See Note 4 to the Pro Forma Condensed Consolidated Financial Statements.

American International Group, Inc., and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements

Note 1—Basis of Presentation

        The unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) for the year ended December 31, 2009 and the nine-month period ended September 30, 2010 give effect to the initial public offering of 67 percent of the common stock of AIA Group Limited (AIA), the sale of American Life Insurance Company (ALICO) (collectively, the Dispositions), the pending offer by AIG to exchange its Equity Units for AIG common stock, par value $2.50 per share (AIG Common Stock), and cash (the Equity Unit Exchange) and the completion of certain transactions (the Recapitalization) contemplated by the Agreement in Principle, dated September 30, 2010, with the Federal Reserve Bank of New York (FRBNY), the United States Department of the Treasury (Department of the Treasury) and the AIG Credit Facility Trust as if they had occurred on January 1, 2009. These transactions are further discussed in the Notes below. The unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2010 gives effect to the Dispositions, the Equity Unit Exchange and certain transactions of the Recapitalization as if they had occurred on September 30, 2010. The unaudited pro forma condensed consolidated financial statements have been prepared assuming that the Dispositions were stock sales for tax purposes.

        Each of these transactions is further described in Note 1 to the Consolidated Financial Statements included in AIG's Form 10-Q for the quarterly period ended September 30, 2010.

        The unaudited pro forma condensed consolidated financial statements have been prepared from available information and management estimates and do not purport to be indicative of the financial condition or results of operations of AIG as of such date or for such periods, nor are they necessarily indicative of future results. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that AIG believes to be reasonable.

Note 2—Use of Net Cash Proceeds

        Under the limited liability company agreements of AIA Aurora LLC, a special purpose vehicle formed by AIG to hold AIA (AIA Aurora), and ALICO Holdings LLC, a special purpose vehicle formed by AIG to hold ALICO (ALICO Holdings), net cash proceeds from the initial public offering (IPO) of AIA and from the sale of ALICO would be required to be distributed to the members of AIA Aurora and ALICO Holdings, respectively, with distributions made first to the FRBNY in its capacity as holder of the preferred interests in AIA Aurora and ALICO Holdings.

        These pro forma condensed consolidated financial statements give effect to the terms of the Recapitalization, which provide that net cash proceeds from the IPO of AIA and from the sale of ALICO, which have been placed into escrow, will be loaned to AIG and used to repay amounts owing under the credit facility (FRBNY Credit Facility), as amended, originally dated as of September 22, 2008, between AIG and the FRBNY. Any amount of the net cash proceeds remaining after repayment of the FRBNY Credit Facility would then be distributed to the FRBNY to reduce the liquidation preference of the FRBNY's preferred interests in AIA Aurora and ALICO Holdings as described above. AIG holds the common interests in AIA Aurora and ALICO Holdings and will generally receive distributions only after the preferred interests have received all required distributions.

        The transactions contemplated by the Recapitalization are subject to the negotiation and execution of definitive documentation. The final terms of these transactions may differ materially from those reflected in the unaudited pro forma condensed consolidated financial statements.

American International Group, Inc., and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements (Continued)

Note 2—Use of Net Cash Proceeds (Continued)

        If the Recapitalization is not completed, it is expected that the escrow arrangement would terminate and that net cash proceeds would be distributed as originally contemplated by the limited liability company agreements of AIA Aurora and ALICO Holdings. In that case, it is expected that, of the net cash proceeds from the IPO of AIA, approximately $16 billion plus accrued, but unpaid, preferred returns would be distributed to the FRBNY as holder of the preferred interests in AIA Aurora, with the balance distributed to AIG as holder of the common interests and used to repay amounts owing under the FRBNY Credit Facility; and that net cash proceeds from the sale of ALICO would be distributed to the FRBNY as holder of the preferred interests in ALICO Holdings.

Note 3—Unaudited Pro Forma AIA, ALICO, the Equity Unit Exchange and Recapitalization Adjustments to Condensed Consolidated Balance Sheet

(a)
The IPO of AIA reduced AIG's ownership percentage to approximately 33 percent. Unless otherwise noted, adjustments reflect AIG's deconsolidation of AIA and elimination of ALICO held for sale balance sheet amounts at September 30, 2010.

(b)
Represents AIG's retained interest in AIA after the IPO and the portion of proceeds from the sale of ALICO representing securities of MetLife.

(c)
Entries to reflect the effects of changes in AIG's ownership interests held by AIA and ALICO in variable interest entities (VIEs) that result in the deconsolidation of certain VIEs or recognition of AIA or ALICO's interests in VIEs that AIG continues to consolidate as noncontrolling interests.

(d)
Represents net proceeds from the AIA IPO and ALICO sale used as repayment of the FRBNY Credit Facility as well as associated write-off of prepaid commitment fee asset and deferred gain. Assumes all of the AIA net proceeds are first applied to the FRBNY Credit Facility prior to applying any ALICO net proceeds.

(e)
Represents amount of liabilities to be retained as a result of indemnification obligations.

(f)
Represents gains on the AIA IPO and the sale of ALICO.

(g)
Represents the application of excess cash proceeds from the AIA IPO, after repayment of the FRBNY Credit Facility, and net cash proceeds from the sale of ALICO to reduce the liquidation preference on the preferred interests held by the FRBNY.

(h)
Represents the transfer of the FRBNY's preferred interests in AIA Aurora and ALICO Holdings to the Department of the Treasury through a drawdown of an amount available under the commitment (the Department of the Treasury Commitment) relating to AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (Series F Preferred Stock), a repurchase of preferred interests from the FRBNY, and the transfer of such preferred interests to the Department of the Treasury in exchange for retiring the amount drawn by AIG to purchase the preferred interests. Assumes the fair value of the preferred interests transferred to the Department of the Treasury is equal to their carrying value. The fair value of these preferred interests upon consummation of the Recapitalization may differ from this pro forma amount, which will affect the recorded value of the preferred interests when they are transferred to the Department of the Treasury.

(i)
Represents the exchange of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value

American International Group, Inc., and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements (Continued)

Note 3—Unaudited Pro Forma AIA, ALICO, the Equity Unit Exchange and Recapitalization Adjustments to Condensed Consolidated Balance Sheet (Continued)

  $5.00 per share (Series E Preferred Stock), and Series F Preferred Stock, for AIG Common Stock. Assumes no difference between the carrying value of the Series E and F Preferred Stock and the fair value of AIG Common Stock.

(j)
Assumes AIG issues the Series G Cumulative Mandatory Convertible Preferred Stock in connection with the Recapitalization with a liquidation value of zero. These pro forma financial statements do not contemplate a drawdown under this $2 billion expected commitment.

(k)
Reflects the Equity Unit Exchange of 95 percent of AIG's Equity Units for AIG Common Stock and cash on the terms set forth in AIG's Exchange Offer Prospectus, dated October 8, 2010.

(l)
Expected participation right after payment of preferred interests.

Note 4—Unaudited Pro forma AIA, ALICO, the Equity Unit Exchange and Recapitalization Adjustments to Condensed Consolidated Statements of Income (Loss)

(a)
Upon completion of the IPO of AIA, AIG's ownership percentage was reduced to approximately 33 percent. Unless otherwise noted, adjustments relate to the deconsolidation of AIA from AIG's results. Results from ALICO are not included in continuing operations herein as ALICO was presented as a discontinued operation in the historical Consolidated Statement of Income (Loss). The gains on sale of AIA and ALICO as well as the loss on extinguishment of debt related to the write-off of the prepaid commitment fee asset and deferred gain, and the transaction costs and loss on extinguishment associated with the exchange of 95 percent of AIG's Equity Units for AIG Common Stock and cash in the Equity Unit Exchange are not included in the Pro Forma Condensed Consolidated Statements of Income (Loss) for the year ended December 31, 2009 because these items were deemed to be material non-recurring charges or credits.

(b)
Entries to reflect the effects of changes in AIG's ownership interests held by AIA and ALICO in VIEs that result in the deconsolidation or recognition of noncontrolling interests.

(c)
Reflects reductions to both interest expense and amortization of the prepaid commitment fee asset within interest expense associated with the FRBNY Credit Facility.

(d)
Represents the reversal of accrued dividends, accretion and allocation of residual participation interests relating to the preferred interests in AIA Aurora and ALICO Holdings held by the FRBNY.

(e)
Represents the accrued dividends, accretion and residual value of participation interests relating to the preferred interests in AIA Aurora and ALICO Holdings held by the Department of the Treasury.

(f)
Computed in accordance with AIG's earnings per share calculation methodology, as set forth in Note 16 to the Consolidated Financial Statements included within AIG's Form 8-K dated November 5, 2010 after giving effect to pro forma adjustments above.

This EPS computation assumes no difference between the carrying value of the Series E and F Preferred Stock and the fair value of AIG Common Stock issued. The computation also does not reflect issuance of warrants to purchase up to 75 million shares of AIG Common Stock at an exercise price of $45 per share as the warrants are assumed to be anti-dilutive.

(g)
Represents reduction to interest expense as a result of the Equity Unit Exchange.

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  Exhibit 99.1
American International Group, Inc., and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet (Unaudited) September 30, 2010
American International Group, Inc., and Subsidiaries Pro Forma Condensed Consolidated Statement of Income (Unaudited) Nine Months Ended September 30, 2010
American International Group, Inc., and Subsidiaries Pro Forma Condensed Consolidated Statement of Loss (Unaudited) Year Ended December 31, 2009
American International Group, Inc., and Subsidiaries Notes to Pro Forma Condensed Consolidated Financial Statements